UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
INVESCO VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
INVESCO VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Investor Home > Accounts & Services > Closed-end Proxy Voting Accounts & Services · Account Access · Retirement Plan Manager (RPM) · Service Center · Tax Center · Retail Proxy Voting · Closed-end Proxy Voting Closed-end Proxy Voting Information Invesco Closed-End Funds Proxy statements were mailed on or about June 13, 2011, to shareholders of record as of the close of business on May 18, 2011 for Invesco Closed-End Funds. The purpose of the proxy statement is to elect Trustee/Directors of the Funds. The proxy statement contains information about the Funds and the election. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the Fund name listed below. Invesco Van Kampen Closed-End Funds Proxy statements were mailed on or about May 20, 2011, to shareholders of record as of the close of business on May 5, 2011 for Invesco Van Kampen Closed-End Funds. The purpose of the proxy statement, among other things, is to elect Trustees of the funds. The proxy statement contains disclosure information about the proposals for which votes have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below. The shareholder meeting was held on June 17, 2011, as scheduled and adjourned until July 19, 2011 at 3:00 p.m. Central Time in order to solicit additional votes. The reconvened meeting will be held at the same location. Although the shareholder meeting has been adjourned until July 19, 2011, you still have time to vote your fund’s shares. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal and annual report by clicking on the fund name listed below. How to vote You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations. By Internet You may vote your shares for Invesco Van Kampen Closed-End Funds and Invesco Closed-End Funds at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site. By Telephone Call toll-free 1.800.337.3503 to vote for the Invesco Van Kampen Closed-End Funds and Invesco Closed-End Funds. Enter the control number listed on the proxy card and follow the recorded instructions.

Invesco Van Kampen Proxy Information by Fund
Invesco Van Kampen Advantage Municipal Income Trust II
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report (PDF)
Invesco Van Kampen California Value Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report (PDF)
Invesco Van Kampen Pennsylvania Value Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report (PDF)
Invesco Van Kampen Select Sector Municipal Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
Additional fund materials:
•	Annual Report (PDF)
Prospectuses | Help | Site Map | Terms of Use | Privacy
Invesco Investment Services, Inc. 05/2010
©2010 Invesco Ltd. All rights reserved.

Thank you for calling Invesco.
If you plan to attend the Invesco Retail Funds Shareholder Meeting Press 1.
If you plan to attend the Joint Annual Meeting of Shareholders for the Invesco Van Kampen Closed-End Funds Press 2.
If you plan to attend the Joint Annual Meeting of Shareholders for the Invesco Closed-End Funds Press 3.
OPTION 1	Thank you for planning to attend the upcoming Shareholder Meeting which has been adjourned until 3:00 p.m. central time on June 30, 2001.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 5200]

Again thank you for calling Invesco.

OPTION 2	Thank you for planning to attend the upcoming Joint Annual Meeting of Shareholders for the Invesco Van Kampen Closed-End Funds which has been adjourned until 3:00 p.m. central standard time on July 19, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Again thank you for calling Invesco.

OPTION 3	Thank you for planning to attend the upcoming Joint Annual Meeting of Shareholders for the Invesco Closed-End Funds currently scheduled for 3:00 p.m. central standard time on July 14, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Invesco Van Kampen California Value Municipal Income Trust
Invesco Van Kampen Pennsylvania Value Municipal Income Trust
Invesco Van Kampen Advantage Municipal Income Trust II
Invesco Van Kampen Select Sector Municipal Trust
***NOTICE OF ADJOURNMENT ***
June 27, 2011
Dear Valued Stockholder:
We still need your help. Our records indicate that you are a record date stockholder and your vote has not yet been received. Please assist us now by casting your proxy vote today.
The Annual Meeting of Stockholders for the above mentioned Funds has now been adjourned until Tuesday, July 19, 2011 at 3:00 p.m. Central Time to allow shareholders additional time to cast their important proxy vote.
Enclosed you will find another copy of your proxy ballot. If you have not yet cast your vote, please do so today. You may feel that you do not own enough shares to make a difference, but each Fund has hundreds of other investors just like you. The reason we need your vote is because the number of shares required to achieve quorum has not yet been achieved. Therefore it is very important that you vote your shares today so that further adjournments can be avoided.
If you have any questions or need another copy of the proxy statement, please do not hesitate to call 1-800-357-9167 for assistance, Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern Time
Thank you in advance for your participation.
John M. Zerr,
Senior Vice President, Secretary and
Chief Legal Officer
Please take a moment now to cast your vote using one of the voting options listed below.
1.	Vote by Telephone. You may cast your vote by calling our toll-free proxy hotline at 1-800-357-9167. Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

3.	Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

4.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.

Invesco Van Kampen California Value Municipal Income Trust
Invesco Van Kampen Pennsylvania Value Municipal Income Trust
Invesco Van Kampen Advantage Municipal Income Trust II
Invesco Van Kampen Select Sector Municipal Trust
***NOTICE OF ADJOURNMENT ***
June 27, 2011
Dear Valued Stockholder:
We still need your help. Our records indicate that you are a record date stockholder and your vote has not yet been received. Please assist us now by casting your proxy vote today.
The Annual Meeting of Stockholders for the above mentioned Funds has now been adjourned until Tuesday, July 19, 2011 at 3:00 p.m. Central Time to allow shareholders additional time to cast their important proxy vote.
Enclosed you will find another copy of your proxy ballot. If you have not yet cast your vote, please do so today. You may feel that you do not own enough shares to make a difference, but each Fund has hundreds of other investors just like you. The reason we need your vote is because the number of shares required to achieve quorum has not yet been achieved. Therefore it is very important that you vote your shares today so that further adjournments can be avoided.
If you have any questions or need another copy of the proxy statement, please do not hesitate to call 1-800-357-9167 for assistance, Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern Time
Thank you in advance for your participation.
John M. Zerr,
Senior Vice President, Secretary and
Chief Legal Officer
Please take a moment now to cast your vote using one of the voting options listed below.
1.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.